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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:) February 18, 1997


                  Chevy Chase Master Credit Card Trust II
            _____________________________________________________
             (Exact name of registrant as specified in charter)


         Maryland                33-99334           52-0897004
 ___________________________ ________________    _________________
 State or other jurisdiction   (Commission        (I.R.S. Employer
 of incorporation or organ-     File No.)      Identification No.
 ization


    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                               20815
 ______________________________________             _____________
 Address of principal executive offices               Zip Code


 Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)





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  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Report to Certificateholders dated
           February 18, 1997 for Series 1995-A and
           Series 1995-C.


                                   Signatures

  Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                        Chevy Chase Master Credit Card Trust II

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                         Mark A. Holles
 Dated:   February 18, 1997 By: ___________________________________

                                         Mark A. Holles
                                         Vice President